UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to 167;240.14a-12

Tri-State 1st Banc, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRI-STATE 1st BANC, INC.

16924 St. Clair Avenue

East Liverpool, Ohio 43920

Notice of Annual Meeting of Shareholders

to be held April 20, 2005, at

Adrian’s Banquet Center

Calcutta, Ohio

Dear Tri-State 1st Banc, Inc. Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Tri-State 1st Banc, Inc., an Ohio corporation (the “Company”), on Wednesday, April 20, 2005. The meeting will be held at Adrian’s Banquet Center at 48745 Calcutta-Smith Ferry Road, Calcutta Ohio, at 7:00 P.M. Whether or not you will attend the Annual Meeting of Shareholders, I urge you to immediately sign and return the enclosed Proxy card in the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:

1.	To elect three (3) Class III Directors each for a term of three (3) years to serve until the year 2008, or until the next meeting of Shareholders called for the purpose of electing Class III Directors. All three (3) of the current Class III Directors have been nominated for re-election.

2.	To ratify the appointment of S. R. Snodgrass, A.C., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005.

At the meeting, we will consider such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 2, 2005 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

East Liverpool, Ohio

March 14, 2005

YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed proxy so that your shares will be represented at the meeting. If you choose to attend the meeting,

you may revoke your proxy and personally cast your votes.

TRI-STATE 1st BANC, INC.

16924 St. Clair Avenue

East Liverpool, Ohio 43920

2005 Annual Meeting

PROXY STATEMENT

Proxies, Solicitation and Voting

Tri-State 1st Banc, Inc. (the “Company”) is an Ohio corporation organized as the parent company of 1st National Community Bank, a national banking association (the “Bank”), and two Ohio corporations, Gateminder Corporation (“Gateminder”) and MDH Investment Management, Inc (“MDH”). The Company controls all of the capital stock of the Bank, Gateminder and MDH. The Company is a bank holding company regulated by the Board of Governors of the Federal Reserve System.

The enclosed Proxy is being solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 20, 2005, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement for the 2005 Annual Meeting of Shareholders is being first mailed to shareholders on or about March 14, 2005.

The enclosed Proxy is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of the Company (the “Common Stock”) voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, on notice to the Secretary of the Company by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of the Company represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder’s right to attend the Annual Meeting and vote in person.

The election of the Class III Directors and the ratification of the appointment of S. R. Snodgrass A.C. as the Company’s auditors require the affirmative vote of a majority of votes cast, at a meeting that the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on March 2, 2005, (the “Record Date”) will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, the Company had 878,391 shares of Common Stock outstanding. In the election of Class III Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held.

The cost of soliciting Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. The Company will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

ELECTION OF DIRECTORS

[Proposal No. 1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class III Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class III Directors of the Company and all have consented to be named and to serve if elected. The Code of Regulations of the Company provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by the Board of Directors. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class I, Class II and Class III. The current term of the Class III Directors expires at this Annual Meeting and three Class III Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class III Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

The full Board of Directors acts as a nominating committee for the selection of management’s nominees for director. The Board of Directors believe that it is appropriate for the full Board of Directors to act as a nominating committee since all of the Directors other than Mr. Lang and Mr. Clutter are independent as defined in the independence standards of the Nasdaq Stock Market.

The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from exiting directors and officers of the Company and its wholly-owned subsidiaries. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting nominees.

Nominations for election to the Board of Directors of the Company may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (i) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of the Company not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson’s instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class III Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class III Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class III Directors and certain information furnished by such nominees to the Company concerning themselves. The persons named below will be nominated for election to serve until the 2008 Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote “For” the election of these three (3) nominees.

Nominees for the Class III Directors

Name	Age	Position	Director since	Present and principal occupation for last five years
J. Robert Berg	52	Director	2002	President of Richardson Monuments, Inc. (monument retailing)

Charles B. Lang	65	Director	1987	President of the Company and Gateminder, Chairman and CEO of the Bank, Vice President of MDH Investment Management, Inc.

John C. Thompson	78	Director	1987	Chairman of The Hall China Company (pottery manufacturer)

Recommendation

The Board of Directors recommends that the Shareholders vote “For” each of the above nominees.

Proxies solicited by the Board of Directors will be voted in favor of each of the above unless a contrary vote or abstention is specified.

Identification of Other Directors and Executive Officers

The following persons are (i) current Directors of the Company who are serving as either Class I Directors, whose terms expire in 2006, or Class II Directors, whose terms expire in 2007, and/or (ii) executive officers of the Company and the Bank.

Name	Age	Position	Director since	Present and principal occupation for last five years
Class I Directors

William E. Blair, Jr.	70	Director	1991	President of Bill Blair Inc. (oil & gas exploration)

Stephen W. Cooper	61	Director	1989	President of Cooper Insurance Agency (general insurance)

Marvin H. Feldman	59	Director	1987	Partner in The Feldman Agency (insurance and investments)

Name	Age	Position	Director since	Present and principal occupation for last five years
Class II Directors

Keith R. Clutter	61	Director	1987	President and COO of the Bank; Secretary of the Company and Gateminder

Timothy G. Dickey	43	Director	2002	Chairman and CEO of D.W. Dickey & Son, Inc. (construction material)

John P. Scotford, Sr.	76	Director	1987	Chairman-McBarscot Company (real-estate development)

Other Executive Officers

Name	Age	Position	Present and principal occupation for last five years
Kevin Anglemyer	40	Chief Financial Officer	Chief Financial Officer of the Company, the Bank, Gateminder and MDH; Certified Public Accountant

Steven A. Mabbott	48	Vice President of the Bank	Vice President & Loan Department Manager

Joseph B. Shemasek	39	Vice President of the Bank	Vice President of Commercial Loans since 2004. Previously Assistant VP and Business Banking Officer of National City Bank, since 1999.

Board of Director and Committee Meetings

During 2004, the Board of Directors of the Company held six regular Board meetings. All of the Company’s Directors attended at least 75% of its Board meetings except Director Scotford who attended three of the six meetings.

The Director’s of the Company also serve as the entire Board of Directors of the Bank. The Company and the Bank maintain a standing joint audit and executive and compensation committee. Since the full Board of Directors of the Company functions as a nominating committee (as discussed on page 3), there is no standing nominating committee.

In 2004, there were twelve meetings each of the Board of Directors of the Bank and the Executive Committee. Three non-employee Directors are assigned to each of the monthly Executive Committee meetings. All of the Bank’s Directors attended at least 75% of the Board meetings with the exception of Director Scotford who attended eight of the twelve meetings.

The Audit Committee is comprised of non-employee Directors Feldman, Thompson and Berg. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the Nasdaq Stock Market.

The Audit Committee maintains an audit committee charter as approved by the Board of Directors of the Company. The committee is responsible for reviewing the records and affairs of the Company to determine its financial condition, reviewing with management and the independent auditors the systems of internal control, and monitoring the Company’s adherence in accounting and financial reporting to generally accepted accounting principles. Presently, the Company does not have an “audit committee financial expert” as defined within the meaning of the regulations of the Securities and Exchange Commission “SEC.” It is of the opinion of the Board of Directors that, although they do not meet the technical requirements of the definition of an audit committee financial expert, those Directors currently serving on the Audit Committee are well qualified and suited to serve in their capacity on the Audit Committee.

For 2004, there were four meetings of the Audit Committee, one meeting of the ad-hoc building committee comprised of Directors Blair, Cooper and Dickey and one stock option (compensation) committee meeting comprised of Directors Berg, Blair, Feldman and Thompson.

Director Compensation

No compensation is paid to any Director of the Company exclusively for their services to the holding company or is any compensation paid to Directors Lang and Clutter as they are compensated in their capacity as officers of the Bank. Compensation paid to each of the remaining seven outside Directors consisted of an annual retainer fee of $4,000 and $360 for each Board and Committee meeting attended.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications to the Board of Directors of the Company received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting.

EXECUTIVE COMPENSATION

The following table reflects the compensation paid by the Bank during 2004, 2003 and 2002 for services in all capacities by the named executive officer. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

Summary Compensation Table

Name and Position	Year	Annual Compensation (A)		All Other Compensation (B)
		Salary	Bonus
Charles B. Lang, President of	2004	$93,705	$5,000	$3,174
the Company and Gateminder,	2003	89,059	3,562	2,918
Chairman and CEO of the Bank, Vice President of MDH	2002	87,645	2,613	2,849

(A)	Amounts shown include all cash compensation earned and received by the named executive officer.

(B)	Includes compensation amounts for matching and discretionary contributions to the individual’s account under the 401k plan and the allocation of shares under the ESOP plan.

Options/SAR Grants/Incentive Plans

The Company has in place two stock option plans approved by the Shareholders of the Company, the 1997 Stock Option Plan and the 2001 Stock Option Plan. A committee is chosen by the Board of Directors that is comprised of non-employee directors for the purpose of awarding options to purchase Common Stock of the Company to deserving officers. All shares under the 1997 Option Plan eligible for distribution have been granted.

In 2004, a total of 13,000 shares were granted under the 2001 Option Plan from the 48,125 shares of the Company’s stock authorized and eligible for distribution. The options were granted to thirteen officers of the Company and the Bank at an exercise price equal to the fair market value per share on the date of grant for a term of ten years. The options are exercisable immediately upon grant.

There were no individual options granted or exercised by the Company’s named executive officer for 2004.

The following table describes each exercise of stock options and SARs during the year 2004 by the named executive of the Company:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End (#) Exercisable/ Unexercisable
Charles B. Lang	—	—	$10,244/0	$1,375/0

Employment Arrangements

The Company has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between the Company and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of the Company.

Security Ownership of Certain Beneficial Owners and Management

As of March 2, 2005, there were 878,391 shares of Common Stock outstanding. The following table sets forth information as of March 2, 2005, with respect to beneficial ownership of Common Stock of the Company by: (i) all persons known to the Company to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of the Company; and (iii) all of the Company’s executive officers as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Charles B. Lang	82,736	(3)	9.31%
275 Boyce Drive
Chester, WV 26034
John P. Scotford, Sr.	72,832	(4)	8.27%
40 The Ledges
Poland, OH 44514
J. Robert Berg	3,485	(5)	*
William E. Blair, Jr.	12,338	(6)	1.40%
Keith R. Clutter	11,534		1.30%
Stephen W. Cooper	3,154		*
Timothy G. Dickey	1,856	(7)	*
Marvin H. Feldman	31,291	(8)	3.55%
John C. Thompson	19,675		2.23%
Kevin Anglemyer	6,862	(9)	*
Steven A. Mabbott	6,293		*
Joseph B. Shemasek	1,500		*
All Directors and executive officers as a group	253,556		27.44%

*	Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1)	For the purposes of this table, shares are considered “beneficially” owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days which includes shares covered by stock options that are exercisable or will become exercisable within 60 days. The amounts of such shares included above are as follows: William E. Blair, Jr. 2,200, Keith R. Clutter 10,350, Stephen W. Cooper 2,200, Marvin H. Feldman 2,200, Charles B. Lang 10,244, John P. Scotford, Sr. 2,200, John C. Thompson 2,200, Kevin Anglemyer 6,588, Steven A. Mabbott 6,088 and Joseph B. Shemasek 1,500.

(2)	In computing the percentage of ownership for each nominee, director and executive officer, the shares covered by exercisable stock options (and options that will become exercisable within 60 days) held by such nominee, director, or executive officer are deemed outstanding. Therefore, the denominator used in calculating the percentage of class owned is unique to each individual nominee, director and executive officer.

(3)	Includes 125 shares owned solely by his spouse, 15,619 shares held by trust and 48,331 shares as co-trustee.

(4)	Includes 70,632 shares held in trust by himself and his spouse.

(5)	Includes 1,870 shares owned jointly with his spouse and 719 shares in corporate name.

(6)	Includes 3,437 shares owned solely by his spouse.

(7)	Includes 1,856 shares owned jointly with his spouse.

(8)	Includes 12,089 shares owned jointly with his spouse, 1,127 shares owned solely by his spouse and 15,288 shares owned jointly in corporate name.

(9)	Includes 274 shares owned jointly with his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Company’s directors, officers and persons holding more than ten percent (10%) of the Company’s stock are required to report, within specified due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. The Company is not aware of any untimely filing.

Certain Relationships and Related Transactions

The Bank extends credit to certain directors, officers and employees of the Company and the Bank, as well as to members of their immediate families, in connection with mortgage loans, commercial loans, home equity lines of credit and both secured and unsecured installment loans.

The Bank’s policy provides that all loans made to directors, officers and employees are made in the ordinary course of the consumer credit business of the Bank and are made on terms that are no more favorable than those offered to the general public including interest rates and collateral prevailing at the time. As of December 31, 2004, total loans outstanding extended to directors and officers aggregated $1,827,075. The Bank believes that such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

RATIFICATION OF S. R. SNODGRASS, A.C.

[Proposal No. 2]

The Audit Committee has made a recommendation to the Board of Directors of the Company to appoint S. R. Snodgrass as the independent registered public accounting firm to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2005, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

Audit Fees

The total fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s consolidated annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-QSB for the years 2004 and 2003 were:

	2004	2003
Audit Fees (1)	$53,401	$51,297
Audit-Related Fees (2)	1,500	1,036
Tax Fees (3)	9,200	8,300
All Other Fees (4)	1,450	—

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of FHLB collateral audit.

(3)	Tax services fees consisted primarily of compliance fees for the preparation of original tax returns.

(4)	Other services consist primarily of acquisition related discussions.

All auditing services and all permissible non-auditing services provided to the Company by the Company’s independent auditors are pre-approved by the Audit Committee pursuant to established policies and procedures as outlined in the Company’s Audit Committee Charter. The Audit Committee has determined that the provision of the non-audit services listed under “All Other Fees” above were compatible with the independence of the auditors.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year-ended December 31, 2004. In addition, the Committee has discussed with S.R. Snodgrass, the Statements on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has received the written disclosures from S.R. Snodgrass as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with S.R. Snodgrass, its independence from the Company.

Based on the reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Marvin H. Feldman, Chairman

John C. Thompson

J. Robert Berg

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends that the appointment of S. R. Snodgrass be ratified by Shareholders.

Representatives of S. R. Snodgrass are expected to be present at the Annual Meeting. S. R. Snodgrass has represented the Company since its formation and has represented the Bank since its charter was granted in 1987, serving the Board of Directors in that capacity for nearly 19 years.

Recommendation

The Board of Directors recommends that the Shareholders vote “For” the proposal.

Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

OTHER MATTERS TO COME BEFORE THE MEETING

No other matters are intended to be brought before the Annual Meeting by the Company, nor does the Company know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at the Company’s 2006 Annual Meeting of Shareholders must submit such proposals so that they are received by the Company no later than November 14, 2005, in order to be considered for inclusion in the Company’s Proxy materials for such meeting. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Banc, Inc., 16924 St. Clair Avenue, East Liverpool, Ohio 43920, Attn: Secretary. Additionally, the Board appointed proxies will have discretionary authority to vote on any proposals by shareholders that are not intended to be mailed in the Company’s proxy materials for the 2006 Annual Meeting of Shareholders, but are intended to be presented by the shareholders from the floor, unless notice of the intent to make such proposal is received at the address above on or before January 28, 2006.

GENERAL

Upon written request to the Company by any Shareholder whose Proxy is solicited hereby, the Company will furnish a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the Shareholder requesting the same. Requests should be directed to the attention of Kevin Anglemyer, Chief Financial Officer, 16924 St. Clair Avenue, East Liverpool, Ohio 43920.

By Order of the Board of Directors

Keith R. Clutter
Secretary

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APPENDIX A

TRI-STATE 1st BANC, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Directors of Tri-State 1st Banc, Inc. (the “Company”) shall be a standing committee and is responsible for oversight of the Company’s financial reporting and internal controls. The Audit Committee (the “Committee”) reports to the Board of Directors (the “Board”) and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities, including independent counsel and such other advisors as the Committee may determine to be necessary.

The Committee is empowered to determine appropriate funding for payment of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisers or counsel retained by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out their duties.

Committee Responsibilities

The Committee shall:

•	Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.

•	Review the qualifications and evaluate the performance of the independent accountants and be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Committee.

•	Receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounts with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accounts, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

•	Review and approve the independent accountants’ annual engagement letter.

•	Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

•	Review interim results with the Company’s financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

A-1

•	Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

•	Discuss with the independent accountants SAS 61 matters, as may be modified or supplemented.

•	Make a recommendation to the Board as to whether the financial statements should be included in the Company’s Annual Report on Form 10-KSB.

•	Approve the report of Audit Committee to be included in the Company’s Proxy Statement for its Annual Meeting of Shareholders.

•	Establish and maintain procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review and, at the Committee’s discretion, approve all “related party transactions” between directors, director nominees, executive officers, 5% or greater security holders, and immediate family members of such persons, on the one hand, and the Company or subsidiary companies, on the other hand, for potential conflicts of interest.

The Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934. The Company may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are non-audit services to be preformed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Committee’s responsibilities to management. The Committee may, in its discretion, delegate to one or more of committee members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at the next scheduled committee meeting.

Committee Membership

The membership of the Committee shall be appointed by the Board and shall be comprised of at least three directors each of whom meets the definition of “independence” as defined by Rule 4200 of the Rules of the NASDAQ Stock Market, as may be modified or supplemented, as well as the more stringent independence requirements set forth under Rule 3450(d) of the Rules of the NASDAQ Stock Market, as may be modified or supplemented.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the committee shall have past employment experience in finance or accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Committee Meetings

Meetings will be held as required, but no less than four (4) times a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

This Audit Committee Charter shall be reviewed and reassessed by the Committee annually and shall be included in the proxy at least every three years.

A-2

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Tri-State 1st Banc, Inc.			For	With- Hold	For All Except

ANNUAL MEETING OF SHAREHOLDERS APRIL 20, 2005	1.	ELECTION OF DIRECTORS Election of the three (3) nominees listed below as members of 1st Banc’s Board of Directors as Class III Directors.		☐	☐	☐

The undersigned hereby appoints Hazel C. Schreckengost, William M. Braslawsce and Nancy Thompson Cope, and each of them, each with the power to appoint a substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Banc, Inc. (“1st Banc”) held of record by the undersigned at the close of business on March 2, 2005, at the Annual Meeting of Shareholders of 1st Banc to be held at Adrian’s Banquet Center at 48745 Calcutta Smith Ferry Road, Calcutta, Ohio on Wednesday, April 20, 2005, at 7:00 P.M., and at any adjournment thereof.

		J. Robert Berg	Charles B. Lang	John C. Thompson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	2.	TO RATIFY the selection by the Board of Directors of S.R. Snodgrass, A.C., as 1st Banc’s independent certified public accountants for the 2005 fiscal year.		For ☐	Against ☐	Abstain ☐

A vote FOR the following proposals is recommended by the Board of Directors.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

é Detach above card, sign, date and mail in postage paid envelope provided.é

Tri-State 1st Banc, Inc.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy in the return envelope provided so that your stock may be represented at the meeting.

NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and if appropriate, the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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